UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

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DONGXING INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-54112	16-1783194
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3F, No. 26, Hengshan Road, Nangang District, Harbin, Heilongjiang Province, P.R. China 150001

(Address of Principal Executive Office) (Zip Code)

86-1394-000887

(Registrant’s telephone number, including area code)

Apex 1, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendment to Articles of Incorporation or Bylaws

On November 19, 2015 the Registrant filed with the Delaware Secretary of State a certificate of amendment of its certificate of incorporation. The certificate of amendment changed the name of the Registrant to Dongxing International Inc.

Item 9.01. Financial Statements and Exhibits

Exhibits

3-a Certificate of Amendment of Certificate of Incorporation filed on November 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dongxing International Inc.

Date: November 20, 2015	By:	/s/ Cheng Zhao Cheng Zhao, Chief Executive Officer

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